SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2003

Liberty Property Trust
Liberty Property Limited Partnership

(Exact Name of Registrant Specified in Charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Valley Stream Parkway Malvern, PA	19355

(Address of Principal Executive Offices)	(Zip Code)

Registrant“s telephone number, including area code: (610) 648-1700

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit Number	Exhibit Title

99	Press Release by the Registrants, dated April 21, 2003, furnished in accordance with Items 9 and 12 of this Current Report on Form 8-K.

Item 9. Regulation FD Disclosure

     On April 21, 2003, the Registrants issued a press release announcing the Registrants’ financial results for the quarter ended March 31, 2003. The Registrants are attaching the press release as Exhibit 99 to this Current Report on Form 8-K.

     On April 22, 2003, the Registrants conducted an investor conference call to disclose and discuss the Registrants’ financial results for the quarter ended March 31, 2003. During this investor conference call, the Registrants projected that funds from operations per common share of beneficial interest of Liberty Property Trust for the year ending December 31, 2003 would be within the range of $3.20 to $3.35 per diluted share. Projected funds from operations per common share is reconciled to projected net income per common share as follows:

	Range

	Low	High

Projected net income per share	$1.74	$1.89

Depreciation and amortization	1.53	1.53

Minority interest share of addbacks	(0.07)	(0.07)

Projected funds from operations per share	$3.20	$3.35

     The information set forth under this “Item 9. Regulation FD Disclosure” is furnished under said Item 9 and also under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. Such information (including the exhibits) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrants pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Forward Looking Statements:

     Statements in this report regarding projected funds from operations and projected net income per common share of beneficial interest are forward-looking statements. These statements are based in part on assumptions that are subject to a number of risks and uncertainties which could cause actual financial results or management plans and objectives to differ materially from those projected or expressed herein, including: the effect of national and regional economic conditions; rental demand; the Registrants’ ability to identify and secure additional properties and sites that meet its criteria for acquisition or development; the availability and cost of capital; and the effect of prevailing market interest rates; and other risks described from time to time in the Registrants’ filings with the SEC. Given these uncertainties, readers are cautioned not to place undue reliance on such statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

By:	/s/ George J. Alburger, Jr.

George J. Alburger, Jr. Chief Financial Officer

LIBERTY PROPERTY LIMITED PARTNERSHIP

By:	Liberty Property Trust, its sole General Partner

By:	/s/ George J. Alburger, Jr.

George J. Alburger, Jr. Chief Financial Officer

Dated: April 22, 2003

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EXHIBIT INDEX

Exhibit Number	Exhibit Title

99	Press Release by the Registrants, dated April 21, 2003, furnished in accordance with Items 9 and 12 of this Current Report on Form 8-K.

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